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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 8, 2008

                          ----------------------------


                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                (323)  725-5555
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, our ability to profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On July 8, 2008, the Audit Committee of the Registrant's Board of Directors (the "Audit Committee") determined that the Registrant's audited financial statements for the year ended December 31, 2007, and the unaudited financial statements for the fiscal quarters ended June 30 and September 30, 2007, need to be restated due to accounting errors in the Registrant's related party accounts and should no longer be relied upon.

         From time to time Paul Guez, the Registrant's Chairman of the Board and majority stockholder, and his spouse Elizabeth Guez made advances to the Registrant to support its working capital needs. These advances were non-interest bearing and unsecured, with no formal terms of repayment. On July 1, 2006, the Registrant converted these advances to a line of credit in an agreement with Mr. Guez which allows the Registrant to borrow from him up to a maximum of $3,000,000 at an interest rate of 6% per annum (the "Revolving Line"). The Registrant may repay the advances in full or in part at any time until the Revolving Line expires and repayment is required on December 31, 2008. In early May 2008, Mr. Guez informed the Registrant of claims for sums he believed were due and owing to him pursuant to advances made to and payments made on behalf of the Registrant during fiscal 2007 that were separate from the Revolving Line.

         In light of this dispute on May 19, 2008, the Audit Committee determined that the Registrant's audited financial statements for the year ended December 31, 2007, and the unaudited financial statements for certain of the fiscal quarters therein, may need to be restated due to potential accounting errors in the Registrant's related party accounts. The Audit Committee commenced a review of these potential errors and instructed management to review the Registrant's books and records to obtain a summary of transactions recorded and amounts owed per such records. These investigations revealed accounting errors in the Registrant's related party accounts pertaining to royalties and other liabilities that were written off in error and inaccurate entries in the Registrant's related party general ledger. The Registrant has agreed to a settlement proposal with Mr. Guez.


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         The Registrant's management has also reviewed the Registrant's deferred tax asset and as a result, in accordance with SFAS 109, "Accounting for Income Taxes," has informed the Audit Committee that a valuation allowance must be established against the Registrant's remaining unreserved deferred tax asset.

         The precise effect of any potential restatement on the aforementioned financial statements is currently unknown. The Registrant's Chief Financial Officer has discussed with the Registrant's registered independent public accounting firm the matters disclosed in this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE HOLDINGS, INC.


Date:  July 14, 2008               By:  /S/ ERIC HOHL
                                        ----------------------------
                                        Eric Hohl
                                        Chief Financial Officer


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